                                                                    EXHIBIT 3.69


                             CONSULTING AGREEMENT
                             --------------------


          THIS AGREEMENT made as of the 26th day of June, 2000 (the "Effective Date").


B E T W E E N:


               OPUS MINERALS INC., corporation incorporated under the laws of the Province of Ontario

               (hereinafter referred to as the "Corporation")

                                                            OF THE FIRST PART

               - and -


               CHRISTOS LIVADAS, a businessperson residing in the City of Sarasota, in the State of Florida

               (hereinafter referred to as the "Consultant")

                                                            OF THE SECOND PART


          WHEREAS the Consultant has developed certain considerable expertise in the area of internet commerce and related industries and, in particular, the expansion and marketing of corporate entities in such business;

          WHEREAS the Corporation is engaged in the business of owning and operating, through its wholly owned subsidiary, the internet investment site www.investorlinks.com, which provides free portfolio tracking, stock quotes and charts, a wide and constantly updated variety of daily stock picks, charts, market analysis and commentary (the "Business");

          AND WHEREAS the Corporation desires to obtain and apply the expertise of the Consultant to the Business by adding the Consultant to the Corporation's Advisory Board, which has been established to assist the Corporation and its directors in the development of the Corporation's Business.

          NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto) the parties make the arrangements and acknowledgements hereinafter set forth:

1.   Consulting Services - The Corporation hereby retains the services of the
     -------------------
          Consultant and the Consultant hereby agrees to provide the consulting services (the "Services") to the Corporation described in this Agreement, by acting as a member of the Corporation's Advisory Board, to provide such Services to benefit determination and implementation of the Corporation's plans for its Business.

2.   Scope of Services -  On the Advisory Board, with the obligation of
     -----------------
          providing advice to the Corporation's Board of Directors concerning the Business, the Consultant shall present to the best of the Consultant's ability the Business and profile of the Corporation to members of the public to maximize the Corporation's public exposure, together with such other ancillary and related duties as the Corporation may reasonably require from time to time, and shall commit such time, effort and attention to the business and affairs of the Corporation as required to fulfill the Consultant's obligations hereunder in a professional and competent manner. Without limiting the generality of the foregoing, the Consultant shall meet with management of the Corporation to fully familiarize with the Corporation, the Business and its business plans and shall attend and arrange for such meetings on behalf of the Corporation as may be necessary to effectively determine and implement the plans of the Corporation and the Business in the manner contemplated hereunder. All materials utilized by the Consultant in carrying out the Services shall be subject to the prior written consent of the Corporation and the Consultant acknowledges and agrees it will not utilize any information about the Corporation or the Business, whether oral or written, if such information may not be disseminated under applicable laws and regulations, including, without limiting the generality of the foregoing, timely disclosure obligations, forward oriented financial information and insider trading. Any failure by the Consultant to adhere to these requirements will result in all consequences thereof being the sole responsibility of the Consultant.

3.   Qualifications - The Consultant represents that he has all the necessary
     --------------
          knowledge, experience, abilities, qualifications and contacts to effectively perform the Services. The Consultant represents that the Consultant shall provide the Services in such manner as to permit the Corporation to have full benefit of the Consultant's knowledge, experience, abilities, qualifications and contacts and to provide the Services in strict compliance with all applicable laws and regulations. For greater certainty, the Consultant agrees that none of the Services will include matters that require the Consultant to be registered as a dealer under such applicable laws and regulations.

4.   Term - This Agreement is effective as of the Effective Date and shall
     ----
          remain in force, subject to Section 10 of this Agreement, for a period of 12 months.

5.   Compensation - In full consideration of the Consultant's Services
     ------------
          hereunder, the Corporation shall compensate the Consultant as follows:

               a. grant non-transferable options to acquire 90,000 common shares in the capital stock of the Corporation, exercisable for a period of 5 years from the Effective Date, subject to vesting. The options shall vest at the end of the first year following the Effective Date and shall be exercisable at US $2.55 each. The options shall be granted in the form of Option Agreement attached hereto as Schedule "A".

6.   Confidential Information
     ------------------------

     (1)  As used herein the words "Confidential Information" include:

          (1) such information as a director, officer or senior employee of the Corporation may from time to time designate to the Consultant as being included in the expression "Confidential Information";

          (2) any secret or trade secret or know how of the Corporation or any information relating to the Corporation or to any person, firm or other entity with which the Corporation does business which is not known to persons outside the Corporation;

          (3) any information, process or idea that is not generally known outside of the Corporation;

          (4) all proprietary and financial information relating to the Corporation;

          (5) all computer programs including algorithms, specifications, flow charts, listings, source codes and object codes either owned by the Corporation or to which the Corporation has access and wishes to keep confidential; and

          (6)  all investor information and lists owned by the Corporation.

          The Consultant acknowledges that the foregoing is intended to be illustrative and that other Confidential Information may currently exist or arise in the future.

     (2) The Corporation and the Consultant acknowledge and agree that the relationship between them is one of mutual trust and reliance.

     (3) The Consultant acknowledges that the Consultant may be exposed from time to time to information and knowledge, including Confidential Information, relating to all aspects of the business of the Corporation, the disclosure of any of which to the Corporation's competitors, customers, or the general public may be highly detrimental to the best interests of the Corporation.

     (4) The Consultant acknowledges that the business of the Corporation cannot be properly protected from adverse consequences of the actions of the Consultant other than by restrictions as hereinafter set forth.

     (5) The Consultant agrees not to disclose at any time, either during or after the termination of the Consultant's relationship with the Corporation, to any person any Confidential Information except as authorized expressly in writing by a director of the Corporation unless such Confidential Information has ceased to be confidential.

     (6) In the event this Agreement is terminated for any reason whatsoever, whether by affluxation of time or otherwise, the Consultant shall forthwith upon such termination return to the Corporation each and every copy of any Confidential Information (including all notes, records and documents pertaining thereto) in the possession or under the control of the Consultant at that time.

7.   Use of Consultant's Work - Notwithstanding any other provisions of this
     ------------------------
          Agreement, the Corporation shall not be bound to act on or otherwise utilize the Consultant's advice or materials produced by the Consultant in the performance of the Services or in the Consultant's role as a member of the Corporation's Advisory Board.

8.   Compliance with Laws - The Consultant shall in the performance of this
     --------------------
          Agreement comply with all laws, regulations and orders of the federal laws of Canada and of the province of Ontario.

9.   Independent Contractor - The Consultant shall provide the Services to the
     ----------------------
          Corporation as an independent contractor and not as an employee of the Corporation and acknowledges that an employer-employee relationship is not created by this Agreement. The Consultant shall have no power or authority to bind the Corporation or to assume or create any obligation or responsibility, expressed or implied, on the Corporation's behalf, or in its name, nor shall he represent to anyone that he has such power or authority, except as expressly provided in this Agreement.

10.  Termination -
     -----------


     1         This Agreement shall, if not previously terminated as provided for herein, automatically be determined at the close of business on June 26, 2001.

     2         This Agreement may be terminated by either party hereto at will upon thirty (30) days' prior written notice given by the terminating party to the other at any time during the term of this Agreement.

     3         This Agreement may be immediately terminated by mutual consent of the parties at any time during the term of this Agreement.

     4         Either or both of the Corporation and the Consultant may
          terminate this Agreement in the event that the Corporation or the Consultant is in material breach of any of the terms or conditions of the Agreement, if such breach has not been cured within ten (10) days of service on the Corporation or the Consultant of written notice of such breach.

     5         This Agreement shall be terminated automatically and with
          immediate effect if at any time either the Corporation or the Consultant becomes insolvent or voluntarily or involuntarily bankrupt, or makes an assignment for the benefit of its or her creditors, or if the Consultant dies or ceases, directly or indirectly, to be a shareholder of the Corporation.

     6         In no event shall either the Corporation or the Consultant be under any obligation to renew or extend the term thereof, nor shall the Corporation or the Consultant be entitled to any termination payment, compensation or other payment of any nature or kind whatsoever not specifically provided for in this Agreement when this Agreement terminates, for whatever cause whether by affluxion of time or otherwise.

     7         In the event of termination, the Consultant shall have thirty
          (30) days to exercise any options that have vested. Any options that have not vested at the date of termination will expire.

11.  Assignment - The Consultant shall not assign, transfer, sub-contract or
     ----------
          pledge this Agreement or any rights or the performance of any obligation arising under this Agreement, without the prior written consent of the Corporation.

12.  Survival - Any terms or conditions of this Agreement by which obligations
     --------
          of either party are applicable or which extend or may extend beyond termination of this Agreement (whether expressly or by implication) shall survive and continue in full force and effect notwithstanding such termination. Without limitation, the parties acknowledge that Sections 6 and 10 shall survive termination of this Agreement.

13.  Governing Law - This Agreement and the rights and obligations and relations
     -------------
          of the parties hereto shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein (but without giving effect to any conflict of laws rules). The parties hereto agree that the Courts of Ontario shall have jurisdiction to entertain any action or other legal proceedings based on any provisions of this Agreement. Each party hereto does hereby attorn to the jurisdiction of the Courts of the Province of Ontario.

14.  Partial Invalidity - In any provision of this Agreement or the application
     ------------------
          thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law and be independent of every other provision of this Agreement.

15.  Further Assurances - Each party hereto agrees from time to time, subsequent
     ------------------
          to the date hereof, to execute and deliver or cause to be executed and delivered to the other of them such instruments or further assurances as may, in the reasonable opinion of the other of them, be necessary or desirable to give effect to the provisions of this Agreement.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement on the 26/th/ day of June, 2000, with the intention that it shall be effective as of the date first written above.

SIGNED, SEALED AND DELIVERED       )OPUS MINERALS INC.
  in the presence of               )
                                   )
                                   )Per: ___________________________c/s
                                   )      Sandra J. Hall, Secretary
                                   )
                                   )
                                   )
                                   )
                                   )
_________________________________  )________________________________
       WITNESS                     )        Christos Livadas

                                 SCHEDULE "A"
                                 ------------

          MEMORANDUM OF AGREEMENT made effective the 26/th/ day of June, 2000.

B E T W E E N:

          Opus Minerals Inc.,a corporation incorporated pursuant to the laws of the Province of Ontario,

          (hereinafter called the "Corporation")

                                                               OF THE FIRST PART

          - and -

          Christos Livadas, a consultant to the Corporation,

          (hereinafter called the "Purchaser")

                                                              OF THE SECOND PART

          WHEREAS the Corporation is a corporation incorporated under the laws of the Province of Ontario having an authorized share capital consisting of an unlimited number of common shares;

          AND WHEREAS the Purchaser is a consultant to the Corporation, acting on the Corporation's Advisory Board to its board of directors;

          AND WHEREAS the Corporation has agreed to grant to the Purchaser, for services to the Advisory Board, options over common shares of the Corporation to be made available to the Purchaser under the terms of this Agreement;

          NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of other good and valuable consideration and the sum of two dollars ($2.00) now paid by the Purchaser to the Corporation (the receipt whereof is hereby acknowledged by the Corporation), it is agreed by and between the parties hereto as follows:

16. In this Agreement the term "share" or "shares" shall mean, as the case may be, one or more common shares in the capital of the Corporation as constituted at the date of this Agreement.

          The Corporation hereby grants to the Purchaser, subject to the terms and conditions hereinafter set out, an irrevocable option to purchase 90,000 shares of the Corporation (the said free trading issued and outstanding common shares being hereinafter called the "Optioned Shares"), at an exercise price of US $2.55 per Optioned Share vesting at the end of the first year following the Effective Date.

17. The Consultant shall, subject to the terms and conditions hereinafter set out, have the right to exercise the options hereby granted, with respect to any or all of the Optioned Shares that have vested, at any time or from time to time after the date on which they vest and prior to June 26, 2005 (hereinafter called the "Expiry Date"). On the Expiry Date the options hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the options hereby granted have not then been exercised.

18. In the event of the resignation or discharge of the Purchaser as a consultant to the Corporation prior to the Expiry Date, the vested portion of the option at the date of resignation or discharge hereby granted to the Purchaser shall immediately after fourteen (14) days of the Purchaser ceasing to be a consultant to the Corporation, cease and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the Purchaser would have then been entitled to purchase and such option has not previously been exercised.

19. If at any time when the option hereby granted remains unexercised with respect to any Optioned Shares, (a) a general offer to purchase all of the issued shares of the Corporation is made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of its corporate existence, the Corporation shall use its best efforts to bring such offer or proposal to the attention of the Purchaser as soon as practicable and (i) the options hereby granted may be exercised, as to all or any of the Optioned Shares in respect of which such options have not previously been exercised, by the Purchaser at any time up to and including (but not after) a date thirty (30) days following the date of the completion of such sale or prior to the close of business on the Expiry Date, whichever is the earlier; and
          (ii) the Corporation may, at its option, require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.

20. Subject to the provisions of paragraphs 4 and 5 hereof, the options hereby granted shall be exercisable (at any time and from time to time as aforesaid) by the Purchaser or its legal representative giving a notice in writing addressed to the Corporation at its principal office in the City of Toronto, Ontario and delivered to the Secretary of the Corporation, which notice shall specify therein the number of Optioned Shares in respect of which such notice is being exercised and shall be accompanied by payment (by cash or certified cheque) in full of the purchase price for such number of Optioned Shares so specified therein. Upon any such exercise of options as aforesaid the Corporation shall forthwith cause the transfer agent and registrar of the Corporation to deliver to Purchaser or its legal representative (or as the Purchaser may otherwise direct in the notice of exercise of option) within ten (10) days following receipt by the Corporation of any such notice of exercise of option a certificate or certificates in the name of the Purchaser or its legal representative representing in the aggregate such number of Optioned Shares as the Purchaser or its legal representative shall have then paid.

21. Nothing herein contained or done pursuant hereto shall obligate the Purchaser to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Purchaser shall have exercised its option to purchase hereunder in the manner hereinbefore provided.

22. In the event of any sub-division, re-division or change of the shares of the Corporation at any time prior to the Expiry Date into greater number of shares, the Corporation shall deliver at the time of any exercise thereafter of the option hereby granted such additional number of shares as would have resulted from such sub-division, re-division or change if such exercise of the option hereby granted had been prior to the date of such sub-division, re-division or change.

          In the event of any consolidation or change of the shares of the Corporation at any time prior to the Expiry Date into a lesser number of shares, the number of shares deliverable by the Corporation on any exercise thereafter of the option hereby granted shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the option hereby granted had been prior to the date of such consolidation or change.

23. The Purchaser shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of Optioned Shares in respect of which the Purchaser shall have exercised its option to purchase hereunder and which the Purchaser shall have actually taken up and paid for.

24.  Time shall be of the essence of this Agreement.

25. This Agreement shall enure to the benefit of and be binding upon the Corporation, its successors and assigns, and the Purchaser and its successors and assigns. This Agreement shall not be assignable by the Purchaser or its legal representative.

26. This Agreement shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said Province.

          IN WITNESS WHEREOF this Agreement has been executed by the parties hereto.


SIGNED, SEALED AND DELIVERED            ) Opus Minerals Inc.
  in the presence of                    )
                                        )
                                        ) By:_______________________________ c/s
                                        )       Sandra J. Hall, Secretary
                                        )
                                        )
                                        )
______________________________________  ) __________________________________
Witness                                 )     Christos Livadas
                                        )
                                        )
                                        )
                                        )

                                                                    EXHIBIT 3.69


                             CONSULTING AGREEMENT
                             --------------------


          THIS AGREEMENT made as of the 26th day of June, 2000 (the "Effective Date").


B E T W E E N:


               OPUS MINERALS INC., corporation incorporated under the laws of the Province of Ontario

               (hereinafter referred to as the "Corporation")

                                                               OF THE FIRST PART

               - and -


               BEN JOHNSON, a businessperson residing in the City of Portland, in the Province of Oregon

               (hereinafter referred to as the "Consultant")

                                                              OF THE SECOND PART


          WHEREAS the Consultant has developed certain considerable expertise in the area of internet commerce and related industries and, in particular, the expansion and marketing of corporate entities in such business;

          WHEREAS the Corporation is engaged in the business of owning and operating, through its wholly owned subsidiary, the internet investment site www.investorlinks.com, which provides free portfolio tracking, stock quotes and charts, a wide and constantly updated variety of daily stock picks, charts, market analysis and commentary (the "Business");

          AND WHEREAS the Corporation desires to obtain and apply the expertise of the Consultant to the Business by adding the Consultant to the Corporation's Advisory Board, which has been established to assist the Corporation and its directors in the development of the Corporation's Business.

          NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto) the parties make the arrangements and acknowledgements hereinafter set forth:

1.   Consulting Services - The Corporation hereby retains the services of the
     -------------------
          Consultant and the Consultant hereby agrees to provide the consulting services (the "Services") to the Corporation described in this Agreement, by acting as a member of the Corporation's Advisory Board, to provide such Services to benefit determination and implementation of the Corporation's plans for its Business.

2.   Scope of Services -  On the Advisory Board, with the obligation of
     -----------------
          providing advice to the Corporation's Board of Directors concerning the Business, the Consultant shall present to the best of the Consultant's ability the Business and profile of the Corporation to members of the public to maximize the Corporation's public exposure, together with such other ancillary and related duties as the Corporation may reasonably require from time to time, and shall commit such time, effort and attention to the business and affairs of the Corporation as required to fulfill the Consultant's obligations hereunder in a professional and competent manner. Without limiting the generality of the foregoing, the Consultant shall meet with management of the Corporation to fully familiarize with the Corporation, the Business and its business plans and shall attend and arrange for such meetings on behalf of the Corporation as may be necessary to effectively determine and implement the plans of the Corporation and the Business in the manner contemplated hereunder. All materials utilized by the Consultant in carrying out the Services shall be subject to the prior written consent of the Corporation and the Consultant acknowledges and agrees it will not utilize any information about the Corporation or the Business, whether oral or written, if such information may not be disseminated under applicable laws and regulations, including, without limiting the generality of the foregoing, timely disclosure obligations, forward oriented financial information and insider trading. Any failure by the Consultant to adhere to these requirements will result in all consequences thereof being the sole responsibility of the Consultant.

3.   Qualifications - The Consultant represents that he has all the necessary
     --------------
          knowledge, experience, abilities, qualifications and contacts to effectively perform the Services. The Consultant represents that the Consultant shall provide the Services in such manner as to permit the Corporation to have full benefit of the Consultant's knowledge, experience, abilities, qualifications and contacts and to provide the Services in strict compliance with all applicable laws and regulations. For greater certainty, the Consultant agrees that none of the Services will include matters that require the Consultant to be registered as a dealer under such applicable laws and regulations.

4.   Term - This Agreement is effective as of the Effective Date and shall
     ----
          remain in force, subject to Section 10 of this Agreement, for a period of 12 months.

5.   Compensation - In full consideration of the Consultant's Services
     ------------
          hereunder, the Corporation shall compensate the Consultant as follows:

               a. grant non-transferable options to acquire 45,000 common shares in the capital stock of the Corporation, exercisable for a period of 5 years from the Effective Date, subject to vesting. The options shall vest at the end of the first year following the Effective Date and shall be exercisable at US $2.55 each. The options shall be granted in the form of Option Agreement attached hereto as Schedule "A".

6.   Confidential Information
     ------------------------

     (1)  As used herein the words "Confidential Information" include:

          (1) such information as a director, officer or senior employee of the Corporation may from time to time designate to the Consultant as being included in the expression "Confidential Information";

          (2) any secret or trade secret or know how of the Corporation or any information relating to the Corporation or to any person, firm or other entity with which the Corporation does business which is not known to persons outside the Corporation;

          (3) any information, process or idea that is not generally known outside of the Corporation;

          (4) all proprietary and financial information relating to the Corporation;

          (5) all computer programs including algorithms, specifications, flow charts, listings, source codes and object codes either owned by the Corporation or to which the Corporation has access and wishes to keep confidential; and

          (6)  all investor information and lists owned by the Corporation.

          The Consultant acknowledges that the foregoing is intended to be illustrative and that other Confidential Information may currently exist or arise in the future.

     (2) The Corporation and the Consultant acknowledge and agree that the relationship between them is one of mutual trust and reliance.

     (3) The Consultant acknowledges that the Consultant may be exposed from time to time to information and knowledge, including Confidential Information, relating to all aspects of the business of the Corporation, the disclosure of any of which to the Corporation's competitors, customers, or the general public may be highly detrimental to the best interests of the Corporation.

     (4) The Consultant acknowledges that the business of the Corporation cannot be properly protected from adverse consequences of the actions of the Consultant other than by restrictions as hereinafter set forth.

     (5) The Consultant agrees not to disclose at any time, either during or after the termination of the Consultant's relationship with the Corporation, to any person any Confidential Information except as authorized expressly in writing by a director of the Corporation unless such Confidential Information has ceased to be confidential.

     (6) In the event this Agreement is terminated for any reason whatsoever, whether by affluxation of time or otherwise, the Consultant shall forthwith upon such termination return to the Corporation each and every copy of any Confidential Information (including all notes, records and documents pertaining thereto) in the possession or under the control of the Consultant at that time.

7.   Use of Consultant's Work - Notwithstanding any other provisions of this
     ------------------------
          Agreement, the Corporation shall not be bound to act on or otherwise utilize the Consultant's advice or materials produced by the Consultant in the performance of the Services or in the Consultant's role as a member of the Corporation's Advisory Board.

8.   Compliance with Laws - The Consultant shall in the performance of this
     --------------------
          Agreement comply with all laws, regulations and orders of the federal laws of Canada and of the province of Ontario.

9.   Independent Contractor - The Consultant shall provide the Services to the
     ----------------------
          Corporation as an independent contractor and not as an employee of the Corporation and acknowledges that an employer-employee relationship is not created by this Agreement. The Consultant shall have no power or authority to bind the Corporation or to assume or create any obligation or responsibility, expressed or implied, on the Corporation's behalf, or in its name, nor shall he represent to anyone that he has such power or authority, except as expressly provided in this Agreement.

10.  Termination -
     -----------

     1         This Agreement shall, if not previously terminated as provided for herein, automatically be determined at the close of business on June 26, 2001.

     2         This Agreement may be terminated by either party hereto at will upon thirty (30) days' prior written notice given by the terminating party to the other at any time during the term of this Agreement.

     3         This Agreement may be immediately terminated by mutual consent of the parties at any time during the term of this Agreement.

     4         Either or both of the Corporation and the Consultant may
          terminate this Agreement in the event that the Corporation or the Consultant is in material breach of any of the terms or conditions of the Agreement, if such breach has not been cured within ten (10) days of service on the Corporation or the Consultant of written notice of such breach.

     5         This Agreement shall be terminated automatically and with
          immediate effect if at any time either the Corporation or the Consultant becomes insolvent or voluntarily or involuntarily bankrupt, or makes an assignment for the benefit of its or her creditors, or if the Consultant dies or ceases, directly or indirectly, to be a shareholder of the Corporation.

     6         In no event shall either the Corporation or the Consultant be under any obligation to renew or extend the term thereof, nor shall the Corporation or the Consultant be entitled to any termination payment, compensation or other payment of any nature or kind whatsoever not specifically provided for in this Agreement when this Agreement terminates, for whatever cause whether by affluxion of time or otherwise.

     7         In the event of termination, the Consultant shall have thirty
          (30) days to exercise any options that have vested. Any options that have not vested at the date of termination will expire.

11.  Assignment - The Consultant shall not assign, transfer, sub-contract or
     ----------
          pledge this Agreement or any rights or the performance of any obligation arising under this Agreement, without the prior written consent of the Corporation.

12.  Survival - Any terms or conditions of this Agreement by which obligations
     --------
          of either party are applicable or which extend or may extend beyond termination of this Agreement (whether expressly or by implication) shall survive and continue in full force and effect notwithstanding such termination. Without limitation, the parties acknowledge that Sections 6 and 10 shall survive termination of this Agreement.

13.  Governing Law - This Agreement and the rights and obligations and relations
     -------------
          of the parties hereto shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein (but without giving effect to any conflict of laws rules). The parties hereto agree that the Courts of Ontario shall have jurisdiction to entertain any action or other legal proceedings based on any provisions of this Agreement. Each party hereto does hereby attorn to the jurisdiction of the Courts of the Province of Ontario.

14.  Partial Invalidity - In any provision of this Agreement or the application
     ------------------
          thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law and be independent of every other provision of this Agreement.

15.  Further Assurances - Each party hereto agrees from time to time, subsequent
     ------------------
          to the date hereof, to execute and deliver or cause to be executed and delivered to the other of them such instruments or further assurances as may, in the reasonable opinion of the other of them, be necessary or desirable to give effect to the provisions of this Agreement.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement on the 26/th/ day of June, 2000, with the intention that it shall be effective as of the date first written above.

SIGNED, SEALED AND DELIVERED            ) OPUS MINERALS INC.
  in the presence of                    )
                                        )
                                        ) Per: ____________________________
c/s
                                        )      Sandra J. Hall, Secretary
                                        )
                                        )
                                        )
                                        )
_________________________________________    ) _________________________________
     WITNESS                                 )        Ben Johnson

                                 SCHEDULE "A"
                                 ------------

          MEMORANDUM OF AGREEMENT made effective the 26/th/ day of June, 2000.

B E T W E E N:

          Opus Minerals Inc.,a corporation incorporated pursuant to the laws of the Province of Ontario,

          (hereinafter called the "Corporation")

                                                               OF THE FIRST PART

          - and -

          Ben Johnson , a consultant to the Corporation,

          (hereinafter called the "Purchaser")

                                                              OF THE SECOND PART

          WHEREAS the Corporation is a corporation incorporated under the laws of the Province of Ontario having an authorized share capital consisting of an unlimited number of common shares;

          AND WHEREAS the Purchaser is a consultant to the Corporation, acting on the Corporation's Advisory Board to its board of directors;

          AND WHEREAS the Corporation has agreed to grant to the Purchaser, for services to the Advisory Board, options over common shares of the Corporation to be made available to the Purchaser under the terms of this Agreement;

          NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of other good and valuable consideration and the sum of two dollars ($2.00) now paid by the Purchaser to the Corporation (the receipt whereof is hereby acknowledged by the Corporation), it is agreed by and between the parties hereto as follows:

16. In this Agreement the term "share" or "shares" shall mean, as the case may be, one or more common shares in the capital of the Corporation as constituted at the date of this Agreement.

          The Corporation hereby grants to the Purchaser, subject to the terms and conditions hereinafter set out, an irrevocable option to purchase 45,000 shares of the Corporation (the said free trading issued and outstanding common shares being hereinafter called the "Optioned Shares"), at an exercise price of US $2.55 per Optioned Share vesting at the end of the first year following the Effective Date.

17. The Consultant shall, subject to the terms and conditions hereinafter set out, have the right to exercise the options hereby granted, with respect to any or all of the Optioned Shares that have vested, at any time or from time to time after the date on which they vest and prior to June 26, 2005 (hereinafter called the "Expiry Date"). On the Expiry Date the options hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the options hereby granted have not then been exercised.

18. In the event of the resignation or discharge of the Purchaser as a consultant to the Corporation prior to the Expiry Date, the vested portion of the option at the date of resignation or discharge hereby granted to the Purchaser shall immediately after fourteen (14) days of the Purchaser ceasing to be a consultant to the Corporation, cease and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the Purchaser would have then been entitled to purchase and such option has not previously been exercised.

19. If at any time when the option hereby granted remains unexercised with respect to any Optioned Shares, (a) a general offer to purchase all of the issued shares of the Corporation is made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of its corporate existence, the Corporation shall use its best efforts to bring such offer or proposal to the attention of the Purchaser as soon as practicable and (i) the options hereby granted may be exercised, as to all or any of the Optioned Shares in respect of which such options have not previously been exercised, by the Purchaser at any time up to and including (but not after) a date thirty (30) days following the date of the completion of such sale or prior to the close of business on the

          Expiry Date, whichever is the earlier; and (ii) the Corporation may, at its option, require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.

20. Subject to the provisions of paragraphs 4 and 5 hereof, the options hereby granted shall be exercisable (at any time and from time to time as aforesaid) by the Purchaser or its legal representative giving a notice in writing addressed to the Corporation at its principal office in the City of Toronto, Ontario and delivered to the Secretary of the Corporation, which notice shall specify therein the number of Optioned Shares in respect of which such notice is being exercised and shall be accompanied by payment (by cash or certified cheque) in full of the purchase price for such number of Optioned Shares so specified therein. Upon any such exercise of options as aforesaid the Corporation shall forthwith cause the transfer agent and registrar of the Corporation to deliver to Purchaser or its legal representative (or as the Purchaser may otherwise direct in the notice of exercise of option) within ten (10) days following receipt by the Corporation of any such notice of exercise of option a certificate or certificates in the name of the Purchaser or its legal representative representing in the aggregate such number of Optioned Shares as the Purchaser or its legal representative shall have then paid.

21. Nothing herein contained or done pursuant hereto shall obligate the Purchaser to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Purchaser shall have exercised its option to purchase hereunder in the manner hereinbefore provided.

22. In the event of any sub-division, re-division or change of the shares of the Corporation at any time prior to the Expiry Date into greater number of shares, the Corporation shall deliver at the time of any exercise thereafter of the option hereby granted such additional number of shares as would have resulted from such sub-division, re-division or change if such exercise of the option hereby granted had been prior to the date of such sub-division, re-division or change.

          In the event of any consolidation or change of the shares of the Corporation at any time prior to the Expiry Date into a lesser number of shares, the number of shares deliverable by the Corporation on any exercise thereafter of the option hereby granted shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the option hereby granted had been prior to the date of such consolidation or change.

23. The Purchaser shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of Optioned Shares in respect of which the Purchaser shall have exercised its option to purchase hereunder and which the Purchaser shall have actually taken up and paid for.

24.  Time shall be of the essence of this Agreement.

25. This Agreement shall enure to the benefit of and be binding upon the Corporation, its successors and assigns, and the Purchaser and its successors and assigns. This Agreement shall not be assignable by the Purchaser or its legal representative.

26. This Agreement shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said Province.

          IN WITNESS WHEREOF this Agreement has been executed by the parties hereto.


SIGNED, SEALED AND DELIVERED            ) Opus Minerals Inc.
  in the presence of                    )
                                        )
                                        ) By:______________________________c/s
                                        )     Sandra J. Hall, Secretary
                                        )
                                        )
                                        )
_______________________________________ ) ____________________________________

Witness                                 )     Ben Johnson
                                        )
                                        )
                                        )
                                        )

                                                                    EXHIBIT 3.69



                             CONSULTING AGREEMENT
                             --------------------


          THIS AGREEMENT made as of the 26th day of June, 2000 (the "Effective Date").


B E T W E E N:


               OPUS MINERALS INC., corporation incorporated under the laws of the Province of Ontario

               (hereinafter referred to as the "Corporation")

                                                               OF THE FIRST PART

               - and -


               SUZANNE WOOD, a businessperson residing in the City of Vancouver, in the Province of British
               Columbia

               (hereinafter referred to as the "Consultant")

                                                              OF THE SECOND PART


          WHEREAS the Consultant has developed certain considerable expertise in the area of internet commerce and related industries and, in particular, the expansion and marketing of corporate entities in such business;

          WHEREAS the Corporation is engaged in the business of owning and operating, through its wholly owned subsidiary, the internet investment site www.investorlinks.com, which provides free portfolio tracking, stock quotes and charts, a wide and constantly updated variety of daily stock picks, charts, market analysis and commentary (the "Business");

          AND WHEREAS the Corporation desires to obtain and apply the expertise of the Consultant to the Business by adding the Consultant to the Corporation's Advisory Board, which has been established to assist the Corporation and its directors in the development of the Corporation's Business.

          NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto) the parties make the arrangements and acknowledgements hereinafter set forth:

1.   Consulting Services - The Corporation hereby retains the services of the
     -------------------
          Consultant and the Consultant hereby agrees to provide the consulting services (the "Services") to the Corporation described in this Agreement, by acting as a member of the Corporation's Advisory Board, to provide such Services to benefit determination and implementation of the Corporation's plans for its Business.

2.   Scope of Services -  On the Advisory Board, with the obligation of
     -----------------
          providing advice to the Corporation's Board of Directors concerning the Business, the Consultant shall present to the best of the Consultant's ability the Business and profile of the Corporation to members of the public to maximize the Corporation's public exposure, together with such other ancillary and related duties as the Corporation may reasonably require from time to time, and shall commit such time, effort and attention to the business and affairs of the Corporation as required to fulfill the Consultant's obligations hereunder in a professional and competent manner. Without limiting the generality of the foregoing, the Consultant shall meet with management of the Corporation to fully familiarize with the Corporation, the Business and its business plans and shall attend and arrange for such meetings on behalf of the Corporation as may be necessary to effectively determine and implement the plans of the Corporation and the Business in the manner contemplated hereunder. All materials utilized by the Consultant in carrying out the Services shall be subject to the prior written consent of the Corporation and the Consultant acknowledges and agrees it will not utilize any information about the Corporation or the Business, whether oral or written, if such information may not be disseminated under applicable laws and regulations, including, without limiting the generality of the foregoing, timely disclosure obligations, forward oriented financial information and insider trading. Any failure by the Consultant to adhere to these requirements will result in all consequences thereof being the sole responsibility of the Consultant.

3.   Qualifications - The Consultant represents that he has all the necessary
     --------------
          knowledge, experience, abilities, qualifications and contacts to effectively perform the Services. The Consultant represents that the Consultant shall provide the Services in such manner as to permit the Corporation to have full benefit of the Consultant's knowledge, experience, abilities, qualifications and contacts and to provide the Services in strict compliance with all applicable laws and regulations. For greater certainty, the Consultant agrees that none of the Services will include matters that require the Consultant to be registered as a dealer under such applicable laws and regulations.

4.   Term - This Agreement is effective as of the Effective Date and shall
     ----
          remain in force, subject to Section 10 of this Agreement, for a period of 12 months.

5.   Compensation - In full consideration of the Consultant's Services
     ------------
          hereunder, the Corporation shall compensate the Consultant as follows:

               a. grant non-transferable options to acquire 45,000 common shares in the capital stock of the Corporation, exercisable for a period of 5 years from the Effective Date, subject to vesting. The options shall vest at the end of the first year following the Effective Date and shall be exercisable at US $2.55 each. The options shall be granted in the form of Option Agreement attached hereto as Schedule "A".

6.   Confidential Information
     ------------------------

     (1)  As used herein the words "Confidential Information" include:

          (1) such information as a director, officer or senior employee of the Corporation may from time to time designate to the Consultant as being included in the expression "Confidential Information";

          (2) any secret or trade secret or know how of the Corporation or any information relating to the Corporation or to any person, firm or other entity with which the Corporation does business which is not known to persons outside the Corporation;

          (3) any information, process or idea that is not generally known outside of the Corporation;

          (4) all proprietary and financial information relating to the Corporation;

          (5) all computer programs including algorithms, specifications, flow charts, listings, source codes and object codes either owned by the Corporation or to which the Corporation has access and wishes to keep confidential; and

          (6)  all investor information and lists owned by the Corporation.

          The Consultant acknowledges that the foregoing is intended to be illustrative and that other Confidential Information may currently exist or arise in the future.

     (2) The Corporation and the Consultant acknowledge and agree that the relationship between them is one of mutual trust and reliance.

     (3) The Consultant acknowledges that the Consultant may be exposed from time to time to information and knowledge, including Confidential Information, relating to all aspects of the business of the Corporation, the disclosure of any of which to the Corporation's competitors, customers, or the general public may be highly detrimental to the best interests of the Corporation.

     (4) The Consultant acknowledges that the business of the Corporation cannot be properly protected from adverse consequences of the actions of the Consultant other than by restrictions as hereinafter set forth.

     (5) The Consultant agrees not to disclose at any time, either during or after the termination of the Consultant's relationship with the Corporation, to any person any Confidential Information except as authorized expressly in writing by a director of the Corporation unless such Confidential Information has ceased to be confidential.

     (6) In the event this Agreement is terminated for any reason whatsoever, whether by affluxation of time or otherwise, the Consultant shall forthwith upon such termination return to the Corporation each and every copy of any Confidential Information (including all notes, records and documents pertaining thereto) in the possession or under the control of the Consultant at that time.

7.   Use of Consultant's Work - Notwithstanding any other provisions of this
     ------------------------
          Agreement, the Corporation shall not be bound to act on or otherwise utilize the Consultant's advice or materials produced by the Consultant in the performance of the Services or in the Consultant's role as a member of the Corporation's Advisory Board.

8.   Compliance with Laws - The Consultant shall in the performance of this
     --------------------
          Agreement comply with all laws, regulations and orders of the federal laws of Canada and of the province of Ontario.

9.   Independent Contractor - The Consultant shall provide the Services to the
     ----------------------
          Corporation as an independent contractor and not as an employee of the Corporation and acknowledges that an employer-employee relationship is not created by this Agreement. The Consultant shall have no power or authority to bind the Corporation or to assume or create any obligation or responsibility, expressed or implied, on the Corporation's behalf, or in its name, nor shall he represent to anyone that he has such power or authority, except as expressly provided in this Agreement.

10.  Termination -
     -----------

     1         This Agreement shall, if not previously terminated as provided for herein, automatically be determined at the close of business on June 26, 2001.

     2         This Agreement may be terminated by either party hereto at will upon thirty (30) days' prior written notice given by the terminating party to the other at any time during the term of this Agreement.

     3         This Agreement may be immediately terminated by mutual consent of the parties at any time during the term of this Agreement.

     4         Either or both of the Corporation and the Consultant may
          terminate this Agreement in the event that the Corporation or the Consultant is in material breach of any of the terms or conditions of the Agreement, if such breach has not been cured within ten (10) days of service on the Corporation or the Consultant of written notice of such breach.

     5         This Agreement shall be terminated automatically and with
          immediate effect if at any time either the Corporation or the Consultant becomes insolvent or voluntarily or involuntarily bankrupt, or makes an assignment for the benefit of its or her creditors, or if the Consultant dies or ceases, directly or indirectly, to be a shareholder of the Corporation.

     6         In no event shall either the Corporation or the Consultant be under any obligation to renew or extend the term thereof, nor shall the Corporation or the Consultant be entitled to any termination payment, compensation or other payment of any nature or kind whatsoever not specifically provided for in this Agreement when this Agreement terminates, for whatever cause whether by affluxion of time or otherwise.

     7         In the event of termination, the Consultant shall have thirty
          (30) days to exercise any options that have vested. Any options that have not vested at the date of termination will expire.

11.  Assignment - The Consultant shall not assign, transfer, sub-contract or
     ----------
          pledge this Agreement or any rights or the performance of any obligation arising under this Agreement, without the prior written consent of the Corporation.

12.  Survival - Any terms or conditions of this Agreement by which obligations
     --------
          of either party are applicable or which extend or may extend beyond termination of this Agreement (whether expressly or by implication) shall survive and continue in full force and effect notwithstanding such termination. Without limitation, the parties acknowledge that Sections 6 and 10 shall survive termination of this Agreement.

13.  Governing Law - This Agreement and the rights and obligations and relations
     -------------
          of the parties hereto shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein (but without giving effect to any conflict of laws rules). The parties hereto agree that the Courts of Ontario shall have jurisdiction to entertain any action or other legal proceedings based on any provisions of this Agreement. Each party hereto does hereby attorn to the jurisdiction of the Courts of the Province of Ontario.

14.  Partial Invalidity - In any provision of this Agreement or the application
     ------------------
          thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law and be independent of every other provision of this Agreement.

15.  Further Assurances - Each party hereto agrees from time to time, subsequent
     ------------------
          to the date hereof, to execute and deliver or cause to be executed and delivered to the other of them such instruments or further assurances as may, in the reasonable opinion of the other of them, be necessary or desirable to give effect to the provisions of this Agreement.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement on the 26/th/ day of June, 2000, with the intention that it shall be effective as of the date first written above.

SIGNED, SEALED AND DELIVERED       ) OPUS MINERALS INC.
  in the presence of               )
                                   )
                                   ) Per: ____________________________________
c/s
                                   )      Romaine Gilliland, President & CEO
                                   )
                                   )
                                   )
                                   )
                                   )
___________________________________       )___________________________________
     WITNESS                              )        Suzanne Wood

                                 SCHEDULE "A"
                                 ------------

          MEMORANDUM OF AGREEMENT made effective the 26/th/ day of June, 2000.

B E T W E E N:

          Opus Minerals Inc.,a corporation incorporated pursuant to the laws of the Province of Ontario,

          (hereinafter called the "Corporation")

                                                               OF THE FIRST PART

          - and -

          SuzanNe Wood, a consultant to the Corporation,

          (hereinafter called the "Purchaser")

                                                              OF THE SECOND PART

          WHEREAS the Corporation is a corporation incorporated under the laws of the Province of Ontario having an authorized share capital consisting of an unlimited number of common shares;

          AND WHEREAS the Purchaser is a consultant to the Corporation, acting on the Corporation's Advisory Board to its board of directors;

          AND WHEREAS the Corporation has agreed to grant to the Purchaser, for services to the Advisory Board, options over common shares of the Corporation to be made available to the Purchaser under the terms of this Agreement;

          NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of other good and valuable consideration and the sum of two dollars ($2.00) now paid by the Purchaser to the Corporation (the receipt whereof is hereby acknowledged by the Corporation), it is agreed by and between the parties hereto as follows:

16. In this Agreement the term "share" or "shares" shall mean, as the case may be, one or more common shares in the capital of the Corporation as constituted at the date of this Agreement.

          The Corporation hereby grants to the Purchaser, subject to the terms and conditions hereinafter set out, an irrevocable option to purchase 45,000 shares of the Corporation (the said free trading issued and outstanding common shares being hereinafter called the "Optioned Shares"), at an exercise price of US $2.55 per Optioned Share vesting at the end of the first year following the Effective Date .

17. The Consultant shall, subject to the terms and conditions hereinafter set out, have the right to exercise the options hereby granted, with respect to any or all of the Optioned Shares that have vested, at any time or from time to time after the date on which they vest and prior to June 26, 2005 (hereinafter called the "Expiry Date"). On the Expiry Date the options hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the options hereby granted have not then been exercised.

18. In the event of the resignation or discharge of the Purchaser as a consultant to the Corporation prior to the Expiry Date, the vested portion of the option at the date of resignation or discharge hereby granted to the Purchaser shall immediately after fourteen (14) days of the Purchaser ceasing to be a consultant to the Corporation, cease and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the Purchaser would have then been entitled to purchase and such option has not previously been exercised.

19. If at any time when the option hereby granted remains unexercised with respect to any Optioned Shares, (a) a general offer to purchase all of the issued shares of the Corporation is made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of its corporate existence, the Corporation shall use its best efforts to bring such offer or proposal to the attention of the Purchaser as soon as practicable and (i) the options hereby granted may be exercised, as to all or any of the Optioned Shares in respect of which such options have not previously been exercised, by the Purchaser at any time up to and including (but not after) a date thirty (30) days following the date of the completion of such sale or prior to the close of business on the

          Expiry Date, whichever is the earlier; and (ii) the Corporation may, at its option, require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.

20. Subject to the provisions of paragraphs 4 and 5 hereof, the options hereby granted shall be exercisable (at any time and from time to time as aforesaid) by the Purchaser or its legal representative giving a notice in writing addressed to the Corporation at its principal office in the City of Toronto, Ontario and delivered to the Secretary of the Corporation, which notice shall specify therein the number of Optioned Shares in respect of which such notice is being exercised and shall be accompanied by payment (by cash or certified cheque) in full of the purchase price for such number of Optioned Shares so specified therein. Upon any such exercise of options as aforesaid the Corporation shall forthwith cause the transfer agent and registrar of the Corporation to deliver to Purchaser or its legal representative (or as the Purchaser may otherwise direct in the notice of exercise of option) within ten (10) days following receipt by the Corporation of any such notice of exercise of option a certificate or certificates in the name of the Purchaser or its legal representative representing in the aggregate such number of Optioned Shares as the Purchaser or its legal representative shall have then paid.

21. Nothing herein contained or done pursuant hereto shall obligate the Purchaser to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Purchaser shall have exercised its option to purchase hereunder in the manner hereinbefore provided.

22. In the event of any sub-division, re-division or change of the shares of the Corporation at any time prior to the Expiry Date into greater number of shares, the Corporation shall deliver at the time of any exercise thereafter of the option hereby granted such additional number of shares as would have resulted from such sub-division, re-division or change if such exercise of the option hereby granted had been prior to the date of such sub-division, re-division or change.

          In the event of any consolidation or change of the shares of the Corporation at any time prior to the Expiry Date into a lesser number of shares, the number of shares deliverable by the Corporation on any exercise thereafter of the option hereby granted shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the option hereby granted had been prior to the date of such consolidation or change.

23. The Purchaser shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of Optioned Shares in respect of which the Purchaser shall have exercised its option to purchase hereunder and which the Purchaser shall have actually taken up and paid for.

24.  Time shall be of the essence of this Agreement.

25. This Agreement shall enure to the benefit of and be binding upon the Corporation, its successors and assigns, and the Purchaser and its successors and assigns. This Agreement shall not be assignable by the Purchaser or its legal representative.

26. This Agreement shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said Province.

          IN WITNESS WHEREOF this Agreement has been executed by the parties hereto.


SIGNED, SEALED AND DELIVERED       ) Opus Minerals Inc.
  in the presence of               )
                                   )
                                   ) By:____________________________________c/s
                                   )    Romaine Gilliland, President & CEO
                                   )
                                   )
                                   )
___________________________________)___________________________________________

Witness                            )     Suzanne Wood
                                   )
                                   )
                                   )
                                   )

                                                                    EXHIBIT 3.69


                             CONSULTING AGREEMENT
                             --------------------



          THIS AGREEMENT made as of the 26th day of June, 2000 (the "EFFECTIVE DATE").


B E T W E E N:


               OPUS MINERALS INC., corporation incorporated under the laws of the Province of Ontario

               (hereinafter referred to as the "CORPORATION")

                                                            OF THE FIRST PART

               - and -


               JOSEPH CARUSONE, a businessperson residing in the City of Toronto in the Province of Ontario

               (hereinafter referred to as the "CONSULTANT")

                                                            OF THE SECOND PART


          WHEREAS the Consultant has developed certain considerable expertise in the area of internet commerce and related industries and, in particular, the expansion and marketing of corporate entities in such business;

          WHEREAS the Corporation is engaged in the business of owning and operating, through its wholly owned subsidiary, the internet investment site www.investorlinks.com, which provides free portfolio tracking, stock quotes and charts, a wide and constantly updated variety of daily stock picks, charts, market analysis and commentary (the "BUSINESS");

          AND WHEREAS the Corporation desires to obtain and apply the expertise of the Consultant to the Business by adding the Consultant to the Corporation's Advisory Board, which has been established to assist the Corporation and its directors in the development of the Corporation's Business.

          NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto) the parties make the arrangements and acknowledgements hereinafter set forth:

1.   CONSULTING SERVICES - The Corporation hereby retains the services of the
           Consultant and the Consultant hereby agrees to provide the consulting services (the "Services") to the Corporation described in this Agreement, by acting as a member of the Corporation's Advisory Board, to provide such Services to benefit determination and implementation of the Corporation's plans for its Business.

2.   SCOPE OF SERVICES -  On the Advisory Board, with the obligation of providing advice to the Corporation's Board of Directors concerning the Business, the Consultant shall present to the best of the Consultant's ability the Business and profile of the Corporation to members of the public to maximize the Corporation's public exposure, together with such other ancillary and related duties as the Corporation may reasonably require from time to time, and shall commit such time, effort and attention to the business and affairs of the Corporation as required to fulfill the Consultant's obligations hereunder in a professional and competent manner. Without limiting the generality of the foregoing, the Consultant shall meet with management of the Corporation to fully familiarize with the Corporation, the Business and its business plans and shall attend and arrange for such meetings on behalf of the Corporation as may be necessary to effectively determine and implement the plans of the Corporation and the Business in the manner contemplated hereunder. All materials utilized by the Consultant in carrying out the Services shall be subject to the prior written consent of the Corporation and the Consultant acknowledges and agrees it will not utilize any information about the Corporation or the Business, whether oral or written, if such information may not be disseminated under applicable laws and regulations, including, without limiting the generality of the foregoing, timely disclosure obligations, forward oriented financial information and insider trading. Any failure by the Consultant to adhere to these requirements will result in all consequences thereof being the sole responsibility of the Consultant.

3.   QUALIFICATIONS - The Consultant represents that he has all the necessary knowledge, experience, abilities, qualifications and contacts to effectively perform the Services. The Consultant represents that the Consultant shall provide the Services in such manner as to permit the Corporation to have full benefit of the Consultant's knowledge, experience, abilities, qualifications and contacts and to provide the Services in strict compliance with all applicable laws and regulations. FOR GREATER CERTAINTY, THE CONSULTANT AGREES THAT NONE OF THE SERVICES WILL INCLUDE MATTERS THAT REQUIRE THE CONSULTANT TO BE REGISTERED AS A DEALER UNDER SUCH APPLICABLE LAWS AND REGULATIONS.

4.   TERM - This Agreement is effective as of the Effective Date and shall remain in force, subject to Section 10 of this Agreement, for a period of 12 months.

5.   COMPENSATION - In full consideration of the Consultant's Services hereunder, the Corporation shall compensate the Consultant as follows:

               a. grant non-transferable options to acquire 45,000 common shares in the capital stock of the Corporation, exercisable for a period of 5 years from the Effective Date, subject to vesting. The options shall vest at the end of the first year following the Effective Date and shall be exercisable at US $2.55 each. The options shall be granted in the form of Option Agreement attached hereto as Schedule "A".

6.   CONFIDENTIAL INFORMATION

     (1)  As used herein the words "Confidential Information" include:

           (1) such information as a director, officer or senior employee of the Corporation may from time to time designate to the Consultant as being included in the expression "Confidential Information";

           (2) any secret or trade secret or know how of the Corporation or any information relating to the Corporation or to any person, firm or other entity with which the Corporation does business which is not known to persons outside the Corporation;

           (3) any information, process or idea that is not generally known outside of the Corporation;

           (4) all proprietary and financial information relating to the Corporation;

           (5) all computer programs including algorithms, specifications, flow charts, listings, source codes and object codes either owned by the Corporation or to which the Corporation has access and wishes to keep confidential; and

           (6)  all investor information and lists owned by the Corporation.

           The Consultant acknowledges that the foregoing is intended to be illustrative and that other Confidential Information may currently exist or arise in the future.

     (2) The Corporation and the Consultant acknowledge and agree that the relationship between them is one of mutual trust and reliance.

     (3) The Consultant acknowledges that the Consultant may be exposed from time to time to information and knowledge, including Confidential Information, relating to all aspects of the business of the Corporation, the disclosure of any of which to the Corporation's competitors, customers, or the general public may be highly detrimental to the best interests of the Corporation.

     (4) The Consultant acknowledges that the business of the Corporation cannot be properly protected from adverse consequences of the actions of the Consultant other than by restrictions as hereinafter set forth.

     (5) The Consultant agrees not to disclose at any time, either during or after the termination of the Consultant's relationship with the Corporation, to any person any Confidential Information except as authorized expressly in writing by a director of the Corporation unless such Confidential Information has ceased to be confidential.

     (6) In the event this Agreement is terminated for any reason whatsoever, whether by affluxation of time or otherwise, the Consultant shall forthwith upon such termination return to the Corporation each and every copy of any Confidential Information (including all notes, records and documents pertaining thereto) in the possession or under the control of the Consultant at that time.

7.   USE OF CONSULTANT'S WORK - Notwithstanding any other provisions of this
           Agreement, the Corporation shall not be bound to act on or otherwise utilize the Consultant's advice or materials produced by the Consultant in the performance of the Services or in the Consultant's role as a member of the Corporation's Advisory Board.

8.   COMPLIANCE WITH LAWS - The Consultant shall in the performance of this
           Agreement comply with all laws, regulations and orders of the federal laws of Canada and of the province of Ontario.

9.   INDEPENDENT CONTRACTOR - The Consultant shall provide the Services to the
           Corporation as an independent contractor and not as an employee of the Corporation and acknowledges that an employer-employee relationship is not created by this Agreement. The Consultant shall have no power or authority to bind the Corporation or to assume or create any obligation or responsibility, expressed or implied, on the Corporation's behalf, or in its name, nor shall he represent to anyone that he has such power or authority, except as expressly provided in this Agreement.


10.  TERMINATION -

     1 This Agreement shall, if not previously terminated as provided for herein, automatically be determined at the close of business on June 26, 2001.

     2 This Agreement may be terminated by either party hereto at will upon thirty (30) days' prior written notice given by the terminating party to the other at any time during the term of this Agreement.

     3 This Agreement may be immediately terminated by mutual consent of the parties at any time during the term of this Agreement.

     4 Either or both of the Corporation and the Consultant may terminate this Agreement in the event that the Corporation or the Consultant is in material breach of any of the terms or conditions of the Agreement, if such breach has not been cured within ten (10) days of service on the Corporation or the Consultant of written notice of such breach.

     5 This Agreement shall be terminated automatically and with immediate effect if at any time either the Corporation or the Consultant becomes insolvent or voluntarily or involuntarily bankrupt, or makes an assignment for the benefit of its or her creditors, or if the Consultant dies or ceases, directly or indirectly, to be a shareholder of the Corporation.

     6 In no event shall either the Corporation or the Consultant be under any obligation to renew or extend the term thereof, nor shall the Corporation or the Consultant be entitled to any termination payment, compensation or other payment of any nature or kind whatsoever not specifically provided for in this Agreement when this Agreement terminates, for whatever cause whether by affluxion of time or otherwise.

     7 In the event of termination, the Consultant shall have thirty (30) days to exercise any options that have vested. Any options that have not vested at the date of termination will expire.

11.  ASSIGNMENT - The Consultant shall not assign, transfer, sub-contract or pledge this Agreement or any rights or the performance of any obligation arising under this Agreement, without the prior written consent of the Corporation.

12.  SURVIVAL - Any terms or conditions of this Agreement by which obligations of either party are applicable or which extend or may extend beyond termination of this Agreement (whether expressly or by implication) shall survive and continue in full force and effect notwithstanding such termination. Without limitation, the parties acknowledge that Sections 6 and 10 shall survive termination of this Agreement.

13.  GOVERNING LAW - This Agreement and the rights and obligations and relations of the parties hereto shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein (but without giving effect to any conflict of laws rules). The parties hereto agree that the Courts of Ontario shall have jurisdiction to entertain any action or other legal proceedings based on any provisions of this Agreement. Each party hereto does hereby attorn to the jurisdiction of the Courts of the Province of Ontario.

14.  PARTIAL INVALIDITY - In any provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law and be independent of every other provision of this Agreement.

15.  FURTHER ASSURANCES - Each party hereto agrees from time to time, subsequent to the date hereof, to execute and deliver or cause to be executed and delivered to the other of them such instruments or further assurances as may, in the reasonable opinion of the other of them, be necessary or desirable to give effect to the provisions of this Agreement.

           IN WITNESS WHEREOF the parties hereto have executed this Agreement on the 26th day of June, 2000, with the intention that it shall be effective as of the date first written above.

SIGNED, SEALED AND DELIVERED   )OPUS MINERALS INC.
  in the presence of           )
                               )
                               )Per:_______________________________c/s
                               )        Sandra J. Hall, Secretary
                               )
                               )
                               )
                               )
                               )
                               )
______________________________ )______________________________________
WITNESS                        )Joseph Carusone


                                  SCHEDULE "A"
                                  ------------

          MEMORANDUM OF AGREEMENT made effective the 26th day of June, 2000.

B E T W E E N:

          OPUS MINERALS INC.,a corporation incorporated pursuant to the laws of the Province of Ontario,

          (hereinafter called the "CORPORATION")

                                                               OF THE FIRST PART

          -and -

          JOSEPH CARUSONE, a consultant to the Corporation,

          (hereinafter called the "PURCHASER")

                                                              OF THE SECOND PART

          WHEREAS the Corporation is a corporation incorporated under the laws of the Province of Ontario having an authorized share capital consisting of an unlimited number of common shares;

          AND WHEREAS the Purchaser is a consultant to the Corporation, acting on the Corporation's Advisory Board to its board of directors;

          AND WHEREAS the Corporation has agreed to grant to the Purchaser, for services to the Advisory Board, options over common shares of the Corporation to be made available to the Purchaser under the terms of this Agreement;

          NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of other good and valuable consideration and the sum of two dollars ($2.00) now paid by the Purchaser to the Corporation (the receipt whereof is hereby acknowledged by the Corporation), it is agreed by and between the parties hereto as follows:

16.  In this Agreement the term "share" or "shares" shall mean, as the case may be, one or more common shares in the capital of the Corporation as constituted at the date of this Agreement.

           The Corporation hereby grants to the Purchaser, subject to the terms and conditions hereinafter set out, an irrevocable option to purchase 45,000 shares of the Corporation (the said free trading issued and outstanding common shares being hereinafter called the "OPTIONED SHARES"), at an exercise price of US $2.55 per Optioned Share vesting at the end of the first year following the Effective Date.

17.  The Consultant shall, subject to the terms and conditions hereinafter set out, have the right to exercise the options hereby granted, with respect to any or all of the Optioned Shares that have vested, at any time or from time to time after the date on which they vest and prior to June 26, 2005 (hereinafter called the "EXPIRY DATE"). On the Expiry Date the options hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the options hereby granted have not then been exercised.

18.  In the event of the resignation or discharge of the Purchaser as a consultant to the Corporation prior to the Expiry Date, the vested portion of the option at the date of resignation or discharge hereby granted to the Purchaser shall immediately after fourteen (14) days of the Purchaser ceasing to be a consultant to the Corporation, cease and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the Purchaser would have then been entitled to purchase and such option has not previously been exercised.

19.  If at any time when the option hereby granted remains unexercised with respect to any Optioned Shares, (a) a general offer to purchase all of the issued shares of the Corporation is made by a third party or
           (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of its corporate existence, the Corporation shall use its best efforts to bring such offer or proposal to the attention of the Purchaser as soon as practicable and (i) the options hereby granted may be exercised, as to all or any of the Optioned Shares in respect of which such options have not previously been exercised, by the Purchaser at any time up to and including (but not after) a date thirty (30) days following the date of the completion of such sale or prior to the close of business on the Expiry Date, whichever is the earlier; and (ii) the Corporation may, at its option, require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.

20.  Subject to the provisions of paragraphs 4 and 5 hereof, the options hereby granted shall be exercisable (at any time and from time to time as aforesaid) by the Purchaser or its legal representative giving a notice in writing addressed to the Corporation at its principal office in the City of Toronto, Ontario and delivered to the Secretary of the Corporation, which notice shall specify therein the number of Optioned Shares in respect of which such notice is being exercised and shall be accompanied by payment (by cash or certified cheque) in full of the purchase price for such number of Optioned Shares so specified therein. Upon any such exercise of options as aforesaid the Corporation shall forthwith cause the transfer agent and registrar of the Corporation to deliver to Purchaser or its legal representative (or as the Purchaser may otherwise direct in the notice of exercise of option) within ten (10) days following receipt by the Corporation of any such notice of exercise of option a certificate or certificates in the name of the Purchaser or its legal representative representing in the aggregate such number of Optioned Shares as the Purchaser or its legal representative shall have then paid.

21.  Nothing herein contained or done pursuant hereto shall obligate the
           Purchaser to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Purchaser shall have exercised its option to purchase hereunder in the manner hereinbefore provided.

22.  In the event of any sub-division, re-division or change of the shares of the Corporation at any time prior to the Expiry Date into greater number of shares, the Corporation shall deliver at the time of any exercise thereafter of the option hereby granted such additional number of shares as would have resulted from such sub-division, re-division or change if such exercise of the option hereby granted had been prior to the date of such sub-division, re-division or change.

           In the event of any consolidation or change of the shares of the Corporation at any time prior to the Expiry Date into a lesser number of shares, the number of shares deliverable by the Corporation on any exercise thereafter of the option hereby granted shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the option hereby granted had been prior to the date of such consolidation or change.

23.  The Purchaser shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of Optioned Shares in respect of which the Purchaser shall have exercised its option to purchase hereunder and which the Purchaser shall have actually taken up and paid for.

24.  Time shall be of the essence of this Agreement.

25.  This Agreement shall enure to the benefit of and be binding upon the
           Corporation, its successors and assigns, and the Purchaser and its successors and assigns. This Agreement shall not be assignable by the Purchaser or its legal representative.

26.  This Agreement shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said Province.

          IN WITNESS WHEREOF this Agreement has been executed by the parties hereto.


SIGNED, SEALED AND DELIVERED  )OPUS MINERALS INC.
  in the presence of          )
                              )
                              )By:__________________________________c/s
                              )       Sandra J. Hall, Secretary
                              )
                              )
                              )
                              )
_____________________________ )______________________________________
Witness                       )            Joseph Carusone
                              )
                              )
                              )
                              )